UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 10, 2004



                              NEW DRAGON ASIA CORP.
             (Exact name of registrant as specified in its charter)


                Florida                                001-15046                             88-0404114
     (State or other jurisdiction              (Commission File Number)                   (I.R.S. Employer
           of incorporation)                                                           Identification Number)

                         Room 1304, 13/F Wing On Centre
                           111 Connaught Road Central
                           Sheung Wan, Hong Kong 33301
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: 011-852-2815-9892



                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information.

None.

(c) Exhibits

99.1     Press Release, dated May 10, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

         On May 10, 2004, the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1, announcing its results for the quarter ended March 25, 2004.

         The information in this Form 8-K shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NEW DRAGON ASIA  CORP.


Date: May 12, 2004                      By: /s/ Hing Jing Lu
                                            ------------------------------
                                            Name: Hing Jing Lu
                                            Title: Chief Executive Officer